                                                                    EXHIBIT 10.5

                              SECOND AMENDMENT TO
                              -------------------
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------

     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of September 30, 1998 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), the lenders party to the Credit Agreement referred to below (collectively, the "Lenders" and individually, a "Lender"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Lenders (in such capacity, together with any successor agents appointed thereunder, the "Agent").

     WITNESSETH THAT:

     WHEREAS, the Company, the Lenders and the Agent are parties to a Third Amended and Restated Credit Agreement dated as of May 29, 1998 as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of July 27, 1998 (as so amended, the "Credit Agreement"), pursuant to which the Lenders provide the Company with a revolving mortgage warehousing credit facility; and

     WHEREAS, the Company and the Lenders have agreed to amend the Credit Agreement upon the terms and conditions herein set forth;

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders agree as follows:

         Certain Defined Terms.  Each capitalized term used herein without being
         ---------------------
defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

     2.  Amendments to Credit Agreement.  The Credit Agreement is hereby
         ------------------------------
amended as follows:

         (a) Definitions.  Section 1.01 is hereby amended by adding the
             -----------
     following new definitions in correct alphabetical order:

         "REO": real property acquired by the Company as a result of the foreclosure of a Mortgage Loan.

         "REO Sub":  New Century REO Corp., a California corporation.
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

         "Salomon REO Agreement":  a letter agreement dated as of September __,
          ---------------------
     1998 by and between the Company and SBRC, together with a secured promissory note dated as of September_______, 1998 (the "Secured Promissory Note") and a pledge agreement dated as of September_______ , 1998 (the "REO Subsidiary Pledge Agreement"), pursuant to which SBRC provides financing to the Company with respect to REO transferred to REO Sub by the Company, as the same may be amended, supplemented, restated or otherwise modified in accordance with this Agreement and in effect from time to time.

          (b)  Indebtedness.  Section 4.08 is hereby amended by deleting the
               ------------
     word "and" at the end of subsection (f) thereof, deleting the period at the end of subsection (g) thereof and inserting a semicolon followed by the word "and" therefor, and inserting the following new subsection (h) at the end thereof:

               (h) Indebtedness incurred by the Company in connection with the Salomon REO Agreement in an aggregate amount not to exceed $3,000,000.

          (c)  Liens.  Section 4.09 is hereby amended by deleting the word "and"
               -----
     at the end of subsection (g) thereof, deleting the period at the end of subsection (h) thereof and inserting a semicolon followed by the word "and" therefor, and inserting the following new subsection (i) at the end thereof:

               (i) a pledge of the stock of REO Sub to SBRC pursuant to the Salomon REO Agreement.

          (d)  Restriction on Fundamental Changes.  Section 4.12 is hereby
               ----------------------------------
     amended by deleting the word "and" at the end of subsection (a) thereof, deleting the period at the end of subsection (b) thereof and inserting a semicolon followed by the word "and" therefor, and inserting the following new subsection (c) at the end thereof:

               (c) The Company may transfer REO with a book value not to exceed $6,000,000 at any time to REO Sub, provided that the Agent's security interest, if any, for the benefit of the Lenders in the related Mortgage Loan has been released in accordance with the Pledge and Security Agreement and no Eligible Servicing Receivables (as defined in Exhibit E) relating thereto are included in the Borrowing Base.

          (e)  Subsidiaries.  Section 4.17 is hereby amended in its entirety to
               ------------
     read as follows:

               4.17  Subsidiaries.  (a) The Company will not create or acquire
                     ------------
               any Subsidiaries other than REO Sub, and (b) NCFC will not create or acquire any Subsidiaries other than (i) the Company,
               (ii) Subsidiaries engaged solely in any business involving the origination, acquisition, servicing and sale of consumer obligations, and (iii) REO Sub.

          (f) Section 4.18 is hereby amended in its entirety to read as follows:

               4.18 Affiliate Transactions.  The Company and NCFC will not enter
                    ----------------------
               into any transaction with an Affiliate of the Company or NCFC, other than transactions in the ordinary course of business on terms no less favorable to the Company or NCFC than those that would be obtained in an arm's-length transaction, the loans described in Section 4.08(e) and transfers of REO to REO Sub as described in Section 4.12(c).

     3.  Conditions to Effectiveness of this Amendment.  This Amendment shall
         ---------------------------------------------
become effective when the Agent shall have received at least thirteen (13) counterparts of this Amendment, duly executed by the Company and each Lender and acknowledged by NCFC, provided the following conditions are satisfied:

         (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement, Section 5 of the Pledge and Security Agreement and Section 4 of the Servicing Security Agreement, and of NCFC in Section 15 of the Guaranty, shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

         (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing.

         (c) No material adverse change in the business, assets, financial condition or prospects of the Company or NCFC shall have occurred since the Effective Date.

         (d) The following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

              (i) certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment;

              (ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

               (iii) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment; and

               (iv) such other documents, instruments, opinions and approvals as the Agent may reasonably request.

     4.   Acknowledgments.  The Company and each Lender acknowledge that, as
          ---------------
amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Lenders, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company further represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Unmatured Events of Default exist.

     5.   General.
          -------

          (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

          (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          (e) This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                       NEW CENTURY MORTGAGE
                       CORPORATION


                       By:  /s/ Brad Morrice
                            ----------------------------------
                            Its: CEO
                                 -----------------------------


                       U.S. BANK NATIONAL ASSOCIATION


                       By:  /s/ Edwin Jenkins
                            ----------------------------------
                            Its: Vice President
                                 -----------------------------


                       GUARANTY FEDERAL BANK, FSB


                       By: /s/ W. James Meintjas
                           -------------------------------------
                           Its: Vice President
                                --------------------------------



                       COMERICA BANK


                       By: /s/ David R. Chirchill
                           -------------------------------------
                           Its: Assistant Vice President
                                --------------------------------



                    [Signature Page for Second Amendment to
                  Third Amended and Restated Credit Agreement]

                       FIRST UNION NATIONAL BANK,


                       By: /s/ C. Simms
                           --------------------------------------
                       Its: Vice President
                            -------------------------------------


                       RESIDENTIAL FUNDING CORPORATION


                       By: /s/ Wendy Joseph
                           --------------------------------------
                       Its: Director
                            -------------------------------------


                       BANK ONE, TEXAS, N.A.


                       By: /s/ Mark L. Freeman
                           --------------------------------------
                       Its: Vice President
                            -------------------------------------


                       THE BANK OF NEW YORK


                       By: /s/ Robert w. Pierson
                           ---------------------------------------
                       Its: Vice President
                            --------------------------------------




                    [Signature Page for Second Amendment to
                  Third Amended and Restated Credit Agreement]

                       THE FIRST NATIONAL BANK OF
                       CHICAGO


                       By: /s/ Scott Miller
                           -------------------------------------
                       Its: Assistant Vice President
                            ------------------------------------



                       NATIONSBANK OF TEXAS, N.A.


                       By: /s/ Bob Caston
                           -------------------------------------
                       Its: Senior Vice President
                            ------------------------------------



                       FLEET BANK, N.A.


                       By: /s/ ^^ILLEGIBLE SIGNATURE^^
                           -------------------------------------
                       Its: Vice President
                            ------------------------------------



                    [Signature Page for Second Amendment to
                  Third Amended and Restated Credit Agreement]

          THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE THIRD AMENDED AND RESTATED GUARANTY DATED AS OF MAY 29, 1998 (THE "GUARANTY") BY THE UNDERSIGNED TO THE LENDERS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                       NEW CENTURY FINANCIAL CORPORATION

                       By: /s/ Brad Morrice
                           ---------------------------------------
                       Its: President
                            --------------------------------------